                                                                   EXHIBIT 10.13




                                   AUTOMATIC
                           YEARLY RENEWABLE TERM (NR)
                        LIFE REINSURANCE AGREEMENT #116A

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                of Austin, Texas

                       (herein called the CEDING COMPANY)



                                   EFFECTIVE:

                                 March 1, 1982


                                      and


                     THE CENTENNIAL LIFE INSURANCE COMPANY
                             Overland Park, Kansas
                         (herein called the REINSURER)
                           Changed to Puritan 6/1/86
                             Changed to ERC 1/1/87





                                    10.13-1

                               TABLE OF CONTENTS
                              (Auto-YRT Agreement)

                                   TITLE PAGE
                               TABLE OF CONTENTS

ARTICLE        PARAGRAPH TITLE
-------        ---------------
--                        0                Agreement Clause

I                                          AUTOMATIC REINSURANCE

                          1                Application of Agreement
                          2                Automatic Acceptance
                          3                Jumbo Risk Defined
                          4                Waiver of Premium Benefit
                          5                Accidental Death Benefit
                          6                Payor Benefit
                          7                Other Benefits
                          8                Multiple Policies on One Risk
                          9                Changes to Retention
                          10               Notification and Cession Procedures

II                                         FACULTATIVE REINSURANCE

                          11               Facultative Submission
                          12               Facultative Option
                          13               Submission Procedure
                          14               Cession Procedure

III                                        DURATION OF REINSURER'S LIABILITY

                          15               Initiation and Termination of Liability

IV                                         PLAN OF REINSURANCE

                          16               Basis of Agreement
                          17               Description of Business Reinsured - Policy Modifications
                          18               Plan Terms and Conditions
                          19               Policy Loans and Administration

V                                          CONSIDERATION

                          20               Life Reinsurance
                          20 a.            Premiums Other Than Flat Extras
                          20 b.            Permanent Flat Extras
                          20 c.            Temporary Flat Extras
                          21               Waiver of Premium Coinsured




                                   10.13-2

                               TABLE OF CONTENTS
                              (Auto-YRT Agreement)

ARTICLE            PARAGRAPH TITLE
-------            ---------------
                          22               Other Benefits
                          22 a.            Accidental Death Benefit
                          22 b.            Payor Benefits Coinsured
                          22 c.            Interim Insurance
                          23               Mode of Premium Payment

VI                                         TAX CREDITS

                          24               Premium Taxes

VII                                        CONVERSIONS

                          25               Reinsurance of Converted Policies
                          26               Premium Calculation for Conversions

VIII                                       REINSURANCE PREMIUM DUE DATES

                          27               Billing Statement
                          28               Due Dates and Defaults
                          29               Refund of Unearned Premium

IX                                         ERRORS AND OMISSIONS

                          30               Unintentional Errors and Omissions

X                                          EXPENSE OF ORIGINAL POLICY

                          31               Policy Expenses

XI                                         RECAPTURE PRIVILEGE

                          32               Recapture Option
                          33               Proportional Reinsurance Reduction
                          34               "All or Nothing" and Timing

XII                                        CLAIMS

                          35               Reinsurer's Claim Liabilities
                          36               Lump Sum Reinsurance Settlement
                          37               Contested Claims





                                    10.13-3

                               TABLE OF CONTENTS
                              (Auto-YRT Agreement)

                                   TITLE PAGE
                               TABLE OF CONTENTS

ARTICLE           PARAGRAPH TITLE
-------           ---------------
                          38               Claims Notification and Authorization
                          39               Misstatement of Age and Sex
                          40               Waiver of Premium Claims
                          41               Conditional Receipt Claims
                          42               Other Claim

XIII                                       REINSTATEMENT

                          43               Automatic Reinsurance Reinstatement

XIV                                        INSOLVENCY

                          44               Insolvency Clause

XV                                         ARBITRATION

                          45               Interpretation of Reinsurance Agreement
                          46               Appointment of Arbitrators
                          47               Qualification of Arbitrators
                          48               Binding Arbitration

XVI                                        EXAMINATION OF RECORDS

                          49               Reinsurer's Examination of Records

XVII                                       PARTIES TO THE AGREEMENT

                          50               Exclusivity of the Relationship

XVIII                                      TERMINATION OF AGREEMENT

                          51               Effective Date of Termination
                          52               Reinsurance of In Force Business

                                 EXECUTION PAGE
                               INSOLVENCY CLAUSE

EXHIBIT I                                  RETENTION
EXHIBIT II                                 YRT RATES





                                    10.13-4

                               TABLE OF CONTENTS
                              (Auto-YRT Agreement)

ARTICLE                           PARAGRAPH TITLE
-------                           ---------------
EXHIBIT III                       CESSION FORMS
EXHIBIT IV                        COINSURANCE COMMISSION
EXHIBIT V                         DESCRIPTION OF BUSINESS REINSURED
EXHIBIT VI                        ACCIDENTAL DEATH BENEFITS

ADDENDUM #1                       GUARANTEED INSURABILITY BENEFITS AND CONDITIONAL RECEIPT COVERAGE





                                    10.13-5

The Centennial Life Insurance Company of Overland Park, Kansas (hereinafter called the REINSURER), in consideration of the mutual covenants contained herein agrees with Citizens Insurance Company of America of Austin, Texas (hereinafter called the CEDING COMPANY), as follows:

                                   ARTICLE I
                             AUTOMATIC REINSURANCE

1.       Application of Agreement

This Agreement applies to international business written on risks whose surnames begin with the letters "A" through "L" and on all risks who are citizens of Argentina, Columbia, Honduras, and Nicaragua and which is reinsured by the CEDING COMPANY on or after the effective date of this Agreement for issue amounts in excess of the amounts shown at Exhibit I.

2.       Automatic Acceptance

Whenever, the CEDING COMPANY requires reinsurance for the excess over its retention of life insurance on a policy which is underwritten with the CEDING COMPANY's usual underwriting standards for individually selected risks and is not a group conversion or classified as a jumbo risk, the CEDING COMPANY will cede and the REINSURER will accept such reinsurance up to four times the retention of the CEDING COMPANY on any one risk whenever the CEDING COMPANY retains its maximum retention as indicated at Exhibit I. The initial minimum amount of life reinsurance under each cession shall be $1,000 unless otherwise mutually agreed to in writing.

3.       Jumbo Risk Defined

For the purpose of this Agreement, a jumbo risk is defined as one where the papers of the CEDING COMPANY indicate that the proposed insured I s total life insurance in force and applied for in all companies exceeds the following:

                 Insurance Age          Total Line
                 -------------          ----------
                      0-14              $1,500,000
                      15-65              5,000,000
                      66-75              1,500,000

4.       Waiver of Premium Benefit

Waiver of premium reinsurance my be ceded automatically to the REINSURER in an amount equal to but not exceeding the life reinsurance.

5.       Accidental Death Benefit

Accidental Death coverage (Double Indemnity) my be ceded automatically concurrent with the base life coverage for amounts up to $250,000 on any one risk provided that the total amount of such benefits in force and applied for in all companies does not exceed $250,000. Amounts in excess of $250,000 may be submitted facultatively.

6.       Payor Benefit

The payor benefit my be ceded automatically on a coinsurance basis as a benefit on a child's contract reinsured.





                                    10.13-6

7.       Other Benefits

Any other benefits not specifically described in this Article my be reinsured with the REINSURER subject to written agreement between both parties.

8.       Multiple Policies on One Risk

Whenever the CEDING COMPANY is already on the risk for its maximum retention under policies previously issued, the REINSURER will accept automatically additional amounts for reinsurance within the limits outlined above provided there has been no change affecting the insurability of the risk. Otherwise, the reinsurance shall be submitted on a facultative basis.

9.       Changes to Retention

The CEDING COMPANY will have the right to modify its limits affecting reinsurance by giving the REINSURER 14 days notice in writing. The amount of reinsurance to be ceded automatically to the REINSURER on any life after such new limits take effect will be determined by mutual agreement between the two companies.

10.      Automatic Reinsurance Notification and Cession Procedures

Whenever the CEDING COMPANY issues a policy on which automatic life reinsurance is to be ceded to the REINSURER, it will forward a preliminary notification form in substantial accord with Part A of Exhibit III. When a policy on which reinsurance is ceded automatically hereunder to the REINSURER is paid for, the CEDING COMPANY will forward a reinsurance cession form in substantial accord with Part B of Exhibit III together with, in the case of substandard reinsurance, copies of the original application, medical examiners' reports, inspection reports and all other papers bearing on the INSURABILITY of the risk.

                                   ARTICLE II
                            FACULTATIVE REINSURANCE

11.      Facultative Submission

Whenever the CEDING COMPANY desires reinsurance on a risk not eligible for automatic cession under the provisions of Article I, the CEDING COMPANY may apply to the REINSURER for facultative reinsurance.

12.      Facultative Option

Other provisions of this Agreement not withstanding, the CEDING COMPANY may submit any risk facultatively to the REINSURER with or without retaining all or any part of its usual retention.

13.      Facultative Submission Procedure

Whenever the CEDING COMPANY applies to the REINSURER for facultative reinsurance, it will forward to the REINSURER an application form in substantial accord with Part A of Exhibit III together with copies of the original application, radical examiners' reports, inspection reports and all other papers bearing on the INSURABILITY of the risk. The REINSURER will examine the papers immediately upon receipt of such application and, as soon as possible, notify the CEDING COMPANY of its decision.





                                    10.13-7

14.      Facultative Cession Procedure

When a policy on which facultative reinsurance has been obtained from the REINSURER is paid for, the CEDING COMPANY will forward to the REINSURER a reinsurance cessions form in substantial accord with Part B of Exhibit III.

                                  ARTICLE III
                       DURATION OF REINSURER'S LIABILITY

15.      Initiation and Termination of Liability

The liability of the REINSURER shall begin and end simultaneously with that of the CEDING COMPANY provided that, in the case of a facultative submission, the REINSURER has notified the CEDING COMPANY of its acceptance of the risk and the CEDING COMPANY has mailed a reinsurance cession form in accordance with Part B of Exhibit III.

                                   ARTICLE IV
                              PLAN OF REINSURANCE

16.      Basis of Agreement

Life reinsurance shall be ceded on the Yearly Renewable Term (YRT) rates at
Exhibit II for the net amount at risk determined as the difference between the face amount and terminal reserves of the amount reinsured on the original policy issued by the CEDING COMPANY, unless another determination is mutually agreed upon in writing. For technical reasons relating to deficiency reserves, the YRT rates at Exhibit II are not guaranteed. However, any adjustment in those rates will not exceed CSO 58 3% YRT rates which are guaranteed.

17.      Description of Business Reinsured - Policy Modifications

Specimen copies of application, policy and rider forms, and any tables of rates and reserves which may be required for the proper administration of business reinsured under this Agreement shall be attached to this Agreement at Exhibit
V. The CEDING COMPANY shall keep the REINSURER informed of any introduction of new rates or of any modification or new form which the CEDING COMPANY may adopt from time to time and under which reinsurance may be desired. New reinsurance terms and conditions shall be agreed upon whenever new premium rates are introduced or whenever any modification of the policy conditions, etc. entails an alteration of the risk for the REINSURER.

18.      Reinsuring Plan Terms and Conditions

Except as my be elsewhere stipulated by this Agreement, reinsurance shall be provided by the REINSURER to the CEDING COMPANY in accord with terms and conditions that are identical to the terms and conditions of insurance contained in the CEDING COMPANY'S policy or policies reinsured.

19.      Policy Loans and Administration

The REINSURER shall not participate in any policy loan or otherwise administer any of the other terms and conditions of the original policies reinsured under this Agreement.





                                    10.13-8

                                   ARTICLE V
                                 CONSIDERATION

20.      Life Reinsurance

The reinsurance consideration to be paid by the CEDING COMPANY to the REINSURER for the first year and each renewal year of life reinsurance shall be as follows:

a.       Standard and Substandard Premiums Other Than Flat Extras

Reinsurance premiums for standard risks and for substandard risks charged a percentage extra reinsurance premium shall be based on the YRT rates shown at
Exhibit II.

b.       Permanent Flat Extra Premiums Coinsured

Reinsurance premiums for substandard risks charged a flat extra premium per $1,000 reinsured for more than five years (permanent flat extras) shall be the gross extra premium charged the insured for the initial face amount reinsured in. the first year less the following allowances:

                    Allowances     Net Reinsurance Premium
                    ----------     -----------------------
First Year             90%         10% of the First Year Permanent Flat Extra
Renewal Years          25%         75% of the First Year Permanent Flat Extra

c.       Temporary Flat Extra Premiums Coinsured

Reinsurance premiums for substandard risks charged a f lat extra premium per $1, 000 reinsured for five years or less (temporary flat extras) shall be the gross extra premium charged the insured for the initial face amount reinsured in the first year less the following allowances:

                    Allowances     Net Reinsurance Premium
                    ----------     -----------------------
All Years              10%         90% of the First Year Temporary Flat Extra

21.      Waiver of Premium Benefits Coinsured

When ceded with life reinsurance, the waiver of premium benefits will be coinsured with the first year net reinsurance premium being zero. Renewal net reinsurance premiums shall equal 80% of the gross premium charged the insured on the original amount ceded.

22.      Other Benefits

a.       Accidental Death Benefit

Standard reinsurance premiums for this benefit shall be as stipulated in
EXHIBIT VI. Substandard premiums are multiples of the standard reinsurance premiums and are based on the occupational classifications of the CEDING COMPANY as approved by the REINSURER.

b.       Payor Benefits Coinsured

The reinsurance premium shall be the gross payor premiums charged the insured on the amount coinsured with a first year ceding commission of 75% and renewal ceding commissions of 10%.

c.       Interim Insurance - Preliminary Term





                                    10.13-9

Whenever the CEDING COMPANY reinsures an interim or preliminary term life policy prior to the issue effective date of a policy reinsured under this Agreement, the reinsurance premium for such period shall be the pro rata YRT premium at the insured's current attained age found in the table at Exhibit II for the second policy year but without policy fee or other adjustments.

23.      Mode of Reinsurance Premium Payment

All reinsurance premiums payable by the CEDING COMPANY to the REINSURER under this Agreement shall be paid on an annual basis in advance regardless of the mode of premium payment of the particular policies reinsured. Should any reinsurance be reduced or lapsed in any policy year, the corresponding part of the reinsurance premium paid shall be refunded with adjustment for commission.

                                   ARTICLE VI
                                  TAX CREDITS

24.      Premium Taxes

When the REINSURER is not required to pay state premium taxes on reinsurance premiums received from the CEDING COMPANY, it shall reimburse the CEDING COMPANY for any such taxes the latter may be required to pay with respect to that part of the premium received under the CEDING COMPANY's original policies which is remitted to the REINSURER as reinsurance premium in accordance with
Article V.

                                  ARTICLE VII
                                  CONVERSIONS

25.      Reinsurance of Converted Policies

If at any time a policy reinsured under this Agreement is converted at another plan of life insurance, the REINSURER shall receive the same proportion of reinsurance on this new policy that it has reinsured on the original policy before conversion provided that the minimum amount of converted reinsurance to be ceded shall be $2,000.

26.      Reinsurance Premium Calculation for Converted Policies

The reinsurance of the nod policy shall be upon a risk premium basis at attained age YRT rates, policy years for entering the premium table at Exhibit II to be counted starting with the year of the last check of INSURABILITY.

                                  ARTICLE VIII
                         REINSURANCE PREMIUM DUE DATES

27.      Billing Statement

The REINSURER shall send to the CEDING COMPANY each month a statement in duplicate of all reinsurance premium falling due within the previous month.

28.      Initial and Renewal Premium Due Dates and Defaults

The initial reinsurance premiums shall be paid to the REINSURER not later than 75 days after the date when reinsurance first becomes effective. The renewal premiums shall be paid to the REINSURER not later than 60 days after the first day of the month following that in which reinsurance is renewed. If any premium is not paid as herein provided, the liability of the REINSURER shall cease as of the date when the reinsurance premium was due.





                                    10.13-10

29.      Refund of Unearned Premium

In event of termination by the CEDING COMPANY of any reinsurance on which a premium has been paid to the REINSURER covering the risk beyond the date of such termination, the REINSURER shall return the unearned premium (not the policy fee, if any) to the CEDING COMPANY.

                                   ARTICLE X
                              ERRORS AND OMISSIONS

30.      Unintentional Errors and Omissions

The REINSURER shall be bound as the CEDING COMPANY is bound, and it is expressly understood and agreed that, if non- payment of premium within the time specified or failure to comply with any terms of this Agreement is shown to be unintentional or the result of misunderstanding or oversight on the part of either the CEDING COMPANY or the REINSURER, both the CEDING COMPANY and the REINSURER shall be restored to the positions they would have occupied had no such error or overnight occurred.

                                   ARTICLE X
                           EXPENSE OF ORIGINAL POLICY

31.      Policy Expenses

The CEDING COMPANY shall bear the expense of all medical examination and inspection fees and of all other charges incurred in connection with the original policy.

                                   ARTICLE XI
                              RECAPTURE PRIVILEGE

32.      Recapture Option

If the CEDING COMPANY shall increase its maximum limit of retention for new business, a corresponding reduction may be made, at the option of the CEDING COMPANY, in the reinsurance in force under this Agreement provided that the reduction is not made before the end of the fifth policy year. The reinsurance in force shall be reduced pursuant to this Article only on those lives on which the CEDING COMPANY has maintained its maximum limit of retention for the plan, age and mortality classification of the risk as shown in Exhibit I at the time of issue. Special reduced limits for specific underwriting hazards or impairments shall not be considered to be maximum limits of retention.

33.      Proportional Reinsurance Reduction

The reduction in reinsurance on each risk shall be of such an amount as will increase the share of the CEDING COMPANY in the risk up to its new maximum retention limit. If there is reinsurance in other companies on any such life, the reduction of the reinsurance in the REINSURER shall not exceed that proportion of the total reduction which is equal to the proportion carried by the REINSURER of the total reinsurance on that life.

34.      "All or Nothing" Provision and Recapture Timing

If a reduction as provided by this Article is elected by the CEDING COMPANY, all reinsurance eligible for such reduction shall be similarly reduced. The CEDING COMPANY shall give written notice to the REINSURER within





                                    10.13-11

90 days from the effective date of its increase in retention for new issues and the reinsurance in force shall then be reduced as provided herein upon the anniversary date next following or at the end of the fifth policy year.

                                  ARTICLE XII
                                     CLAIMS

35.      Reinsurer's Claims Liabilities

Upon the sending by the CEDING COMPANY of an automatic binding notice to the REINSURER for automatic cases or upon the written acceptance of the risk by the REINSURER for facultative cases, the REINSURER shall be liable to the CEDING COMPANY for the benefits covered by reinsurance hereunder to the same extent as the CEDING COMPANY is liable to the insured for such benefits; and, except as may be stipulated elsewhere in this Agreement, all reinsurance shall be subject to the terms and conditions of the particular form of policy under which the CEDING COMPANY is liable.

36.      Lump Sum Reinsurance Claim Settlement

Whenever a claim is made under a pol icy of the CEDING COMPANY which has been reinsured hereunder, it shall be taken and considered by the REINSURER to be a claim for the amount of reinsurance on such risk. Upon settlement, the REINSURER shall pay the full amount stipulated by the policy of reinsurance in one lump sum to the CEDING COMPANY regardless of the mode of settlement under the policy of the CEDING COMPANY.

37.      Contested Claims - Settlement and Expenses

Any suit or claim involving policies reinsured under this Agreement may be contested or compromised on the part of the CEDING COMPANY. In such event, the CEDING COMPANY shall promptly and fully disclose to the REINSURER all matters relating to the contest or compromise and the REINSURER at that time may either decline or agree to participate in such action.

a. If the REINSURER declines participation, it shall settle with the CEDING COMPANY for the full amount of reinsurance on the contested or compromised policy and terminate reinsurance thereon.

b. If the REINSURER agrees to participate in a contest or compromise and there is a reduction of the claim made upon the CEDING COMPANY, the REINSURER and the CEDING COMPANY shall participate in such reduction in proportion to their respective net liabilities. Any expense incurred by the CEDING COMPANY in defending or investigating any claim or taking up or rescinding any policy reinsured hereunder shall be shared in the same proportion. Compensation of salaried officers and employees of the CEDING COMPANY shall not be deemed a claim expense.

38.      Claims Notification and Authorization

The CEDING COMPANY shall promptly notify the REINSURER of all claims pending on policies reinsured hereunder. In every case of loss, copies of proofs obtained by the CEDING COMPANY shall likewise be taken as sufficient by the REINSURER and copies thereof together with a statement showing the amount paid on such claim by the CEDING COMPANY shall be furnished to the REINSURER before payment shall be demanded of it. It is agreed, however, that, if at least 90% of the life risk on any particular case is carried by the REINSURER or if the amount of disability or additional accidental death indemnity benefits carried by the REINSURER in connection with any claim for such benefits under a policy reinsured hereunder is in excess of the amount of such benefits retained by the CEDING COMPANY, all papers in connection with such claim shall be submitted to the REINSURER for its authorization before payment is made.





                                    10.13-12

39.      Misstatement of Age and Sex

In the event of an increase or reduction in the amount of the CEDING COMPANY's insurance provided by any policy or policies reinsured hereunder because of a misstatement of age or sex being established after the death of the insured, the CEDING COMPANY and the REINSURER shall share in such increase or reduction in the ratio that each company's net liability bore to the total net liability under such policy or policies prior to the increase or reduction. The reinsurance policy or policies of the REINSURER shall be rewritten from commencement on the basis of the adjusted amounts using premiums and reserves at the correct age and sex and the proper adjustment for the difference in reinsurance premiums, without interest, shall be made.

40.      Waiver of Premium Benefit Claims

If a claim is approved under the waiver of premium benefits on a policy reinsured on the Yearly Renewable Term plan, the CEDING COMPANY shall continue to pay the premiums for the life insurance and the REINSURER shall pay its pro rata portion of the premium waived on the original policy.

41.      Conditional Receipt Claims

If, before having an opportunity to arrange the necessary reinsurance, the CEDING COMPANY shall become liable under a conditional receipt for a death claim on a standard risk for an amount which, together with the amount retained by the CEDING COMPANY under previously issued policies if any, exceeds its limits of retention as shown in Exhibit I, the REINSURER shall automatically accept a share of such liability not to exceed $150,000 less the retention of the CEDING COMPANY.

42.      Other Claims

Claims for other benefits on policies reinsured hereunder but not specifically described in Article I or reinsured under Article II and VII with amendments shall be subject to separate written agreements between the parties hereto.

                                  ARTICLE XIII
                                 REINSTATEMENT

43.      Automatic Reinsurance Reinstatement

If a policy reinsured hereunder lapses or is continued on the Paid-Up or Extended Term Insurance basis and is later approved for reinstatement by the CEDING COMPANY in accordance with its underwriting standards, reinsurance of the excess over the original retention of the CEDING COMPANY resulting from said reinstatement shall be automatically reinstated by the REINSURER for an amount not exceeding that part of said policy originally reinsured in the REINSURER. Notice of such reinstatement shall be given promptly to the REINSURER. THE CEDING COMPANY shall pay to the REINSURER the proportionate part of the reinsurance premium, based on the premium payable for the policy year of reinstatement, applicable to the period from the date of reinstatement to the policy anniversary date next following. Thereafter, reinsurance premiums shall be payable in accordance with the regular attained age and duration.





                                    10.13-13

                                  ARTICLE XIV
                                   INSOLVENCY

44.      Insolvency Clause

The attached Insolvency Clause is hereby made a part of this Agreement.

                                   ARTICLE XV
                                  ARBITRATION

45.      Interpretation of Reinsurance Agreement

Both the CEDING COMPANY and the REINSURER shall consider this contract from the standpoint of a "gentlemen's agreement" and not a legal document. The terminology used in this Agreement as well as any procedure either expressed or implied under its terms and conditions shall be construed according to the custom and usage of the business.

46.      Appointment of Arbitrators

Any disagreement between the CEDING COMPANY and the REINSURER shall be settled by arbitration. Each party shall appoint one arbitrator with a third to be selected by these two representatives. Should the two arbitrators not be able to agree on the choice of the third, then the appointment shall be left to the President of the American Council of Life Insurance.

47.      Qualification of Arbitrators

It is agreed that all three arbitrators must be officers of life insurance companies other than the two parties to this Agreement.

48.      Binding Arbitration

The written decision of the three arbitrators shall be binding on both the CEDING COMPANY and the REINSURER. The cost of arbitration shall be borne by the losing party unless the arbitrators decide otherwise.

                                  ARTICLE XVI
                             EXAMINATION OF RECORDS

49.      Reinsurer's Examination of Records

At its own discretion, the REINSURER shall have the right, in the Home Office of the CEDING COMPANY or such place where the CEDING COMPANY's original records and files pertaining to the business reinsured hereunder are kept, to examine the original applications, reports, examinations and other such documents that pertain to the risks reinsured hereunder.





                                    10.13-14

                                  ARTICLE XVII
                            PARTIES TO THE AGREEMENT

50.      Exclusivity of the Relationship

This is an agreement solely between the CEDING COMPANY and the REINSURER and reinsurance hereunder shall in no way create any right or legal relation whatever between the REINSURER and the original insured, the beneficiary or any other person.

                                 ARTICLE XVIII
                            TERMINATION OF AGREEMENT

51.      Effective Date of Termination

This Agreement may be terminated at any time by either party giving 90 days I notice by registered mail, stating the termination date. The CEDING COMPANY shall continue to submit and the REINSURER shall continue to accept cases for reinsurance for the 90 day period following the date of written notice of termination.

52.      Reinsurance of In Force Business

For business previously reinsured and in force on the date of termination, the provisions of this Agreement shall continue to apply.





                                    10.13-15

                                   INSOLVENCY

In the event of the insolvency of the CEDING COMPANY, all reinsurance shall be payable directly to the liquidator, receiver or statutory successor of the CEDING COMPANY without diminution because of the insolvency of the CEDING COMPANY.

In the event of the insolvency of the CEDING COMPANY, the liquidator, receiver or statutory successor shall give the REINSURER written notice of the pendency of a claim on the policy reinsured within a reasonable tire after such claim is filed in the insolvency proceeding. During the pendency of any such claim, the REINSURER my investigate such claim and interpose in the name of the CEDING COMPANY (its liquidator, receiver or statutory successor) but at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which REINSURER may deem available to the CEDING COMPANY.

The expense thus incurred by the REINSURER shall be chargeable, subject to court approval, against the CEDING COMPANY as part of the expense of liquidation to the extent of a proportionate share of the which may accrue to the CEDING COMPANY solely as a result of the defense undertaken by the REINSURER. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose a defense or defenses to any such claim, the expense shall be apportioned in accordance with the term of the reinsurance Agreement as if such expense has been incurred by the CEDING COMPANY.





                                    10.13-16

IN WITNESS WHEREOF, this Agreement shall be effective as of March 1, 1982, and is hereby executed in good faith between CITIZENS INSURANCE COMPANY OF AMERICA of Austin, Texas, referred to as the CEDING COMPANY, and THE CENTENNIAL LIFE INSURANCE COMPANY of Overland Park, Kansas, referred to as the REINSURER, and duly signed by both parties' respective officers as follows:

                     CEDING COMPANY

                     /s/ Alice M. Hill
                     ---------------------------------------------
                     Signature

                     Vice President - Chief Underwriter
                     ---------------------------------------------
                     Title

                                        Dallo
                     ---------------------------------------------
                     Signature

                     President
                     ---------------------------------------------
                     Title

                     9/7/82
                     ------------------------
                     Date of Signature

REINSURER

J Donduty
----------------------------------
Signature

Vice President - Reinsurance
----------------------------------
Title

Albert E. Joens
----------------------------------
Signature

Asst. Vice President - Reinsurance
----------------------------------

6/16/82
------------------------
Date of Signatures





                                    10.13-17

                                   EXHIBIT I

        CEDING COMPANY'S MAXIMUM LIMITS OF RETENTION - MALE AND FEMALE

                CEDING COMPANY:  Citizens Ins. Co. of America

                EFFECTIVE WITH POLICIES DATED:  March 1, 1982

                                     LIFE

Show the limit of retention for all ages and all rate classifications. Show "NONE" in all categories where there will be no retention.

ISSUE                                 SUBSTANDARD             SUBSTANDARD               SUBSTANDARD
 AGE             STANDARD         TABLE    FLAT EXTRA       TABLE   FLAT EXTRA       TABLE    FLAT EXTRA
------           --------         -----    ----------       -----   ----------       -----    ----------
                                  1 - 4 (See Am. 12)
a. Domestic Business:

ALL              $50,000                   $50,000                  None

b. International Business:

ALL              $75,000                   $75,000                  None

--------------------------------------------------------------------------------
                                   DISABILITY

Is Disability (Waiver of Premium) retention the same as Life? Yes. If not, please explain.

                            ACCIDENTAL DEATH (D.I.)

                                      $-0-

Does D.I. retention apply to any D.I. rate classification assigned? N/A. Is D.I. retention in addition to Life amount above? N/A





                                    10.13-18

                                   EXHIBIT VI

                              Reinsurance Premiums

The annual reinsurance premiums payable hereunder in respect of any calendar year shall be calculated as follows:

a. $.91 per $1,000 of reinsured ADB in force on January 1 of such year, plus (minus)

b. $.455 per $1,000 of increase (decrease) of reinsured ADB in force from January 1 to December 31 of such year.

In force January 1 of any year may be taken as in force December 31 of the preceding year.

Premiums in a. and b. above include, respectively, $.08 and $.04 per $1,000 for Common Carrier benefits and $.08 and $.04 per $1,000 for Dismemberment benefits.

For substandard ADB risks, increase total rate above by 35% for 1.5 times standard and by 70% for 2.0 times standard.





                                    10.13-19

                                  ADDENDUM #1
                           YEARLY RENEWABLE TERM (NR)
                           LIFE REINSURANCE AGREEMENT

                                    between

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                of Austin, Texas

                       (herein called the CEDING COMPANY)



                                   EFFECTIVE:

                                 March 1, 1982

                              ADDENDUM EFFECTIVE:

                                 March 1, 1982


                                      and


                     THE CENTENNIAL LIFE INSURANCE COMPANY
                             Overland Park, Kansas
                         (herein called the REINSURER)

It is hereby agreed and understood between The Centennial Life Insurance Company of Overland Park, Kansas (hereinafter called the REINSURER) , and Citizens Insurance Company of America of Austin, Texas (hereinafter called the CEDING COMPANY), that this Addendum applies only to the reinsurance agreement.

                                   AUTOMATIC
                           YEARLY RENEWABLE TERM (NR)
                           LIFE REINSURANCE AGREEMENT
                           Effective:  March 1, 1982

as follows:

1.       Application of Addendum

This Addendum applies to so much of ARTICLES I, V and XI and ARTICLE XII, paragraph 41, as may be changed hereby. All other terms of the Agreement and any prior addenda remain in force and in effect.

                                     PART I
                        GUARANTEED INSURABILITY BENEFITS

2.       Application of Agreement

Effective March 1, 1982, Guaranteed INSURABILITY Benefits issued by the Ceding Company to civilian U.S. risks only, under Form No. IN2563, shall be reinsured in accordance with the following provisions:

                                   ARTICLE A
                              BASIS OF REINSURANCE

3.       Automatic Acceptance

The CEDING COMPANY shall automatically cede to the REINSURER the excess over its then applicable retention for standard risks whenever an insured purchases additional insurance in specified amounts and at specified times without being required to produce evidence of INSURABILITY under a Guaranteed INSURABILITY Rider attached to a life insurance policy issued as a standard risk and subject to automatic reinsurance under the Automatic Reinsurance Agreement between the CEDING COMPANY and the REINSURER. The REINSURER shall automatically accept such additional amounts up to $10,000.00.

4.       Facultative Acceptance

In case of Guaranteed INSURABILITY Riders attached to life insurance policies not subject to automatic reinsurance under the Automatic Reinsurance Agreement, the CEDING COMPANY my apply to the REINSURER for reinsurance which the CEDING COMPANY may require in the future for the excess over its then applicable retention for standard risks whenever an insured purchases additional insurance in specified amounts and at specified times without being required to produce evidence of INSURABILITY under a Guaranteed INSURABILITY Rider attached to a life insurance policy reinsured facultatively with the REINSURER under the Reinsurance Agreement to which this Addendum applies. As soon as possible after review of such application, the REINSURER shall notify the CEDING COMPANY of its underwriting decision. The CEDING COMPANY shall cede and the REINSURER shall automatically accept the excess resulting from issuance of all insurances whenever the insured exercises any option available to him on a policy accepted by the REINSURER in accordance with the aforesaid. Reinsurance resulting from an exercised option under a guaranteed INSURABILITY rider will, however, be accepted by the REINSURER automatically only if a portion of the original policy containing such rider had also been reinsured with the





                                    10.13-2

REINSURER and provided that such reinsurance continues to be in full force.
The reinsurance cession to the REINSURER on the original policy shall amount to at least $2,000.

5.       Proportional Acceptance

If the excess of the original policy containing such Rider over the CEDING COMPANY's retention has been divided amongst several reinsurers, the REINSURER shall accept automatically only such proportion of the excess arising out of an exercised option that corresponds to its proportion in the reinsurance of the original policy.

                                   ARTICLE B
                                OTHER AGREEMENTS

6.       Reinsuring Terms and Conditions

Reinsurance of Guaranteed INSURABILITY Benefits shall be subject to all the provisions of this Addendum and terms of the Reinsurance Agreement to which this Addendum is attached, except as otherwise stated herein.

                                   ARTICLE C
                        MODE OF NOTIFICATION AND CESSION

7.       Procedures

Reinsurance ceded and accepted under the terms of this Addendum shall be completed in the same manner as provided for cessions of other reinsurance under the Reinsurance Agreement to which this Addendum is attached. The reinsurance cession form shall be marked "GIR" to show that the reinsurance ceded is based on insurance issued pursuant to an election of a guaranteed INSURABILITY option by the insured.

                                   ARTICLE D
                              REINSURANCE PREMIUMS

8.       Consideration

The consideration to be paid the REINSURER by the CEDING COMPANY for reinsurance of coverage issued under the exercise of an option provided by the Guaranteed INSURABILITY Rider shall be the "standard" annual premiums required by the Reinsurance Agreement to which this Addendum is attached, plus a single premium based on the rates in the schedule attached hereto and marked Exhibit
A. No commission shall be granted on these single premiums and they shall not be subject to an experience refund nor to any other refund because the option policy is terminated or reduced after issue.

                                   ARTICLE E
                    RIDER FORMS AND UNDERWRITING REGULATIONS

9.       Preapproval

The CEDING COMPANY shall furnish the REINSURER for review a copy of its Guaranteed INSURABILITY Rider along with a copy of its underwriting and issue rules. No liability for future risk under a Guaranteed INSURABILITY Rider is assumed by the REINSURER unless it has given its written approval of such Rider and rules.





                                    10.13-3

                                   ARTICLE F
                          INCREASE IN RETENTION LIMITS

10.      "All or Nothing" Provision

In the event the CEDING COMPANY increases its regular limit of retention and elects to apply such increased limit of retention to reinsurance then in force pursuant to the provisions of the Reinsurance Agreement to which this Addendum is attached, the CEDING COMPANY shall also apply such election to the reinsurance then in force as a result of the exercise by an insured of an option available to him under the Guaranteed INSURABILITY Rider, even when the CEDING COMPANY has not retained its regular retention limit at issue on the original policy containing such rider in order to meet the minimum cession requirement of Article A, paragraph 4, of this Addendum.

                                   ARTICLE G
                                  TERMINATION

11.      Addendum Termination

Either the CEDING COMPANY or the REINSURER may, upon thirty (30) days' written notice to the other stating the effective date of termination, terminate this Addendum with respect to any Guaranteed INSURABILITY Rider issued thereafter. However, unless the Reinsurance Agreement has been terminated in accordance with Article XVIII, Paragraph 51, of that Agreement, such termination shall in no way affect the CEDING COMPANY's obligation to cede or the REINSURER's obligation to accept automatically the reinsurance in accordance with this Addendum of any risk resulting from exercised options under a Guaranteed INSURABILITY Rider that became reinsured under this Addendum on or before the effective date of such termination.

                                    PART II
                          CONDITIONAL RECEIPT COVERAGE

12.      Reinsurer's Liability

The REINSURER shall be automatically bound under any claim for which the CEDING COMPANY is liable under a conditional receipt issued in respect of business reinsured automatically or submitted exclusively to the REINSURER under ARTICLE II of the Agreement. The REINSURER's liability in such case shall be for the amount of the conditional receipt claim less the CEDING COMPANY's standard retention on the policy applied for. In no event, however, shall the REINSURER's liability on any one life, including previous reinsurances ceded to the REINSURER by the CEDING COMPANY, exceed the automatic acceptance limits provided by the Agreement to which this Addendum is attached.

13.      Description of Benefit

The CEDING COMPANY's conditional receipt is attached hereto and the CEDING COMPANY shall be obligated to advise the REINSURER of any changes or modifications of such receipt.





                                    10.13-4

IN WITNESS WHEREOF, this Agreement shall be effective as of March 1, 1982, and is hereby executed in good faith between CITIZENS INSURANCE COMPANY OF AMERICA of Austin, Texas, referred to as the CEDING COMPANY, and THE CENTENNIAL LIFE INSURANCE COMPANY of Overland Park, Kansas referred to as the REINSURER, and duly signed by both parties' respective officers as follows:

REINSURER

/s/ Ja      D.   M
------------------------------
Signature

Sr. VP/Actuary
------------------------------
Title

/s/ Carl J. Strunk
------------------------------
Title

Assistant Actuary
------------------------------
Title
8/19/82
------------------------------
Date of Signatures





                                    10.13-5

                                   Exhibit A

               Single Premiums Per $1,000 Of Reinsurance Based
                    On Coverage Issued Under A Guaranteed
                              INSURABILITY Rider

The single premiums shown in the attached table shall be payable per $1,000 of reinsurance on the opted policy issued under a guaranteed INSURABILITY rider.

In case such rider provides, in addition to the basic life coverage, any of the features listed below, the respective single premium shall be increased as follows:

                                                                                                      Increased of Single
                                                                                                       Premium in Percent
--------------------------------------------------------------------------------------------------------------------------
1.       Inclusion of Accidental Death Benefit in the opted
         policy without current evidence of INSURABILITY.                                                              5%

2.       Inclusion of Waiver of Premium Disability Benefit in
         the opted policy without current evidence of INSURABILITY.                                                   10%

3.       Inclusion of Waiver of Premium Disability Benefit in the
         opted policy without current evidence of INSURABILITY
         and simultaneous waiver of premiums at issue because of
         existing disability on the option date.                                                                      50%

4.       Free term coverage for up to 90 days:

         (a)     if coverage is limited to period following insured's
                 marriage or birth or adoption of a child.                                                             2%

         (b)     if coverage is granted for period following all option
                 dates, but exercise of an option available at marriage
                 or birth or adoption of a child cancels the next scheduled
                 option date.                                                                                         10%

         (c)     if coverage is granted for a period following all scheduled option dates as all options available at marriage or
                 birth or adoption of a child.                                                                        12%





                                    10.13-6

PURITAN LIFE
INSURANCE
COMPANY
P.O. Box 2981
Overland Park, KS 66201
913-676-5950

June 30, 1986

CITIZENS INSURANCE COMPANY
P.O. BOX 1547
AUSTIN, TEXAS
78767

You will notice that this billing has a PURITAN LIFE label and we want to let you know the reasons why.

Employers Reinsurance Corporation is in the process of selling The Centennial Life Insurance Company, but the Life Reinsurance operations have moved virtually intact to PURITAN LIFE, a member of the General Electric Financial Services Group which also owns ERC. The billings, cession forms and other supplies are being changed as rapidly as possible.

Please address your correspondence to and make all checks payable to PURITAN LIFE INSURANCE COMPANY. New reinsurance agreements and amendments will be issued in the name of PURITAN LIFE. Existing treaties are changed to PURITAN LIFE by your attaching a copy of this letter to each one.

PURITAN LIFE has an A rating from A. M. Best Company and has over $180,000,000 in Surplus. While there may be further steps in more closely identifying us as a member of the ERC Group, this gives us even more financial strength while maintaining the same dedicated team to serve your total reinsurance needs.

Enclosed also is a Directory of key PURITAN LIFE personnel along with telephone numbers and other communication links. Please circulate this mailing to all pertinent individuals in your company.

                               TREATY ENDORSEMENT

As respects policies in force on and issued to become effective on or after June 1, 1986, THE CENTENNIAL LIFE INSURANCE COMPANY is hereby elected from the reinsurance agreements in effect between Centennial and the company to which the foregoing letter is addressed and the PURITAN LIFE INSURANCE COMPANY is hereby substituted therefor.

THE CENTENNIAL LIFE INSURANCE COMPANY            PURITAN LIFE INSURANCE COMPANY

/s/ Eugene P. Zaihuian                           /s/ Robert Cross
--------------------------------------           ------------------------------
President                                        President





                                    10.13-7

EMPLOYERS REASSURANCE CORPORATION

                                AMENDMENT NO. 1

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement of November 1, 1983, between THE CENTENNIAL LIFE INSURANCE COMPANY of Overland Park, Kansas and INSURANCE COMPANY OF AMERICA of Austin, Texas, is hereby amended as follows:

I. As respects policies in force on and issued to become effective on or after July 1, 1986, THE CENTENNIAL LIFE INSURANCE COMPANY is hereby deleted from this agreement and PURITAN LIFE INSURANCE COMPANY is hereby substituted therefor.

II. In order to acknowledge the December 31, 1986 merger of PURITAN LIFE INSURANCE COMPANY into EMPLOYERS REASSURANCE CORPORATION, a life insurance company formed and existing under the laws of the State of Kansas, this agreement is hereby amended effective as of December 31, 1986 to reflect the substitution of EMPLOYERS REASSURANCE CORPORATION for PURITAN LIFE INSURANCE COMPANY.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

INSURANCE COMPANY OF AMERICA      EMPLOYERS REASSURANCE CORPORATION
                                  for itself and on behalf of its predecessor, Puritan Life Insurance Company

By: /s/ Alice M. Ellis            By: /s/ Miles B. Mamula J
-------------------------            ----------------------------------------
Title: Vice President             Title: Vice President
      -------------------               -------------------------------------
Date: 2/10/88                     Date: 3/16/87
     --------------------              --------------------------------------

THE CENTENNIAL LIFE INSURANCE
         COMPANY

By: Eugene P. Zaihuian
   ----------------------
Title: President
      -------------------
Date: 3/23/87
     --------------------





                                    10.13-8

                                  CITIZEN'S
                           INTERNATIONAL GUIDELINES
                                                                      APPENDIX 1

1.       Must be in U.S. Currency.

2.       Minimum issue amount is $50,000.

3. Amount over S2,000,000 will be sent facultative to Puritan and they will consider on an individual basis.

4 .      Application and Medical Papers must be written in English or Spanish.

5. Foreign residence extra premium is charged where applicable. (see attached listing)

6. Supplemental benefits will be offered only on rider forms that contain special protective exceptions. (see attached examples)

7.       We will not consider applications on:

         A.      Political or Military figures or their families.
         B. Private pilots or crew members without an extra rate or an aviation exclusion.
         C. Children under the age of 14 for an amount exceeding 150,000. (includes in force and applied for)
         D. Children age 15-20 for an amount exceeding 250,000. (includes in force and applied for)
         E. Applicant over age 65, except on individual basis to age 70. (Ages 66-70 will be ceded facultative)
         F. Applicants with coronary artery disease or insulin dependent diabetic.
         G.      Will not issue with rating over Table Four.

8. Medical examinations by an M.D. required on all applications. (See other medical requirements attached)

9. We will use appointed examiners or, when available, Embassy Affiliated doctors.

10.      Inspection Requirements:
         Inspection reports are made by Equifax where available. All other investigative firms used only with H.O. approval of firm.

         On amounts 50,001 to 300,000 require a confidential letter from Bank. (Except in Colombia where we require inspection report on all amounts)

         Amounts 300,000 and up we require Inspection Report.

11. We will keep our full retention on each risk. (In force coverage and current application combined)





                                    10.13-9

L91-1985

agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS INSURANCE COMPANY            EMPLOYERS REASSURANCE
  OF AMERICA                            CORPORATION

By: /s/ Ph Dolb                        By: /s/ Robert J. Wutant
   --------------------------             -------------------------
Title: Exec. V.P.                      Title: Vice Pres.
      -----------------------                ----------------------
Date: 10/18/91                         Date: 10/1/91
     ------------------------               -----------------------
By: /s/ Jorge Hernand                  By: /s/ Jan D M
   --------------------------             -------------------------
Title: Ast. VP & Underwriter           Title: SVP & Actuary
      -----------------------                ----------------------
Date: 10/18/91                         Date: 10/7/91
     ------------------------               -----------------------





                                    10.13-10

                        EMPLOYERS REASSURANCE COMPANY
                                                                   Appendix 3-A

                           Foreign National Business

FOREIGN STANDARD RATE

Australia                 Germany                  Mexico                    *Samoa
Austria                   Greenland                Netherlands Antilles      Singapore
Bahamas                   Grenada                  Netherlands               Spain
Barbados                  *Guam                    New Zealand               Sweden
Belgium                   Hong Kong                Norway                    Switzerland
Bermuda                   Iceland                  Panama                    Taiwan
Costa Rica                Ireland                  Portugal                  Tobago
Denmark                   Italy                    *Puerto Rico              Trinidad
Dominican Republic        Japan                    St. Vincent               United
Finland                   Lichtenstein               & the Grenadines        Kingdom
France                    Luxembourg               Saint Lucia               Venezuela
                                                                             *Virgin Islands

115% FOREIGN STD.  RATE

Argentina, Brazil, Chile, Ecuador, Jamaica, Paraguay, Uruguay

130% FOREIGN STD.  RATE

Belize, Bolivia, Colombia, Guatemala, Guiana (Pr, Br, Dutch)
Honduras, Peru, Philippines.

160% FOREIGN STD.  RATE

El Salvador (San Salvador only)

Changes in political and military climates occur constantly; therefore these classifications are subject to immediate change. Any country not listed will generally not be considered.

*These countries are covered under this Foreign Agreement unless a Domestic Reinsurance Agreement is in effect with Employers Reassurance in which case these countries would be covered under the Domestic Agreement.



6/1/87





                                    10.13-11

EMPL0YERS REASSURANCE E CORPORATION

                                AMENDMENT NO. 3

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA of Austin, Texas, is hereby amended as follows:

As respects policies issued by the CEDING COMPANY to become effective on or after August 1, 1987, Appendix 3 (attached to Amendment No. 2) is hereby deleted from this agreement and the attached Appendix 3-A is hereby substituted therefor.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

By                        By:

Title:
Date:

By:

CITIZENS INSURANCE                         EMPLOYERS
COMPANY OF AMERICA                REASSURANCE CORPORATION





           5200 Metcalf o P.O. Box 2981 o Overland Park, KS 66201 o
                        (913) 676-5950 o Telex 437024





                                    10.13-12

EMPL0YERS REASSURANCE CORPORATION
5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
A General Electric Financial Services Company

                                AMENDMENT NO. 4

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA of Austin, Texas, is hereby amended as follows:

As respects policies issued by the CEDING COMPANY to become effective on or after April 1, 1988, this agreement shall not apply to any policy written without Endorsement form number B04871E (2/88) [Death Benefit Reduction for Certain Causes].

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in duplicate.

CITIZENS INSURANCE COMPANY                EMPLOYERS
OF AMERICA                                REASSURANCE CORPORATION

By: /s/ Alice M. Ellis                    By: /s/ Donna M. Owens
   ---------------------------               -------------------------
Title: Vice President                     Title: Assistant Secretary
      ------------------------                  ----------------------
Date: 4/18/89                             Date: APR 25 1989
      ------------------------                 -----------------------

By: /s/ RF Dollar                         By: Ja D M h
    --------------------------                ------------------------
Title: Exec. VP                           Title: SVP & Actuary
      ------------------------                  ---------------------
Date: 4/18/89                             Date: April 25, 1989
     -------------------------                 ----------------------





                                    10.13-13

EMPL0YERS REASSURANCE CORPORATION



                                  ENDORSEMENT


Re: Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement of March 1, 1982 between Puritan Life Insurance Company and Citizens Insurance Company of America

In order to acknowledge the December 31, 1986 merger of Puritan Life Insurance Company into Employers Reassurance Corporation, a life insurance company formed and existing under the laws of the State of Kansas, the captioned agreement is hereby amended effective as of December 31, 1986 to reflect the substitution of Employers Reassurance Corporation for Puritan Life Insurance Company.

IN WITNESS WHEREOF, Employers Reassurance Corporation has caused this endorsement to be signed by an officer of the company.

                                           EMPLOYERS REASSURANCE CORPORATION

                                           By: Robert P. Cross
                                               -----------------------------
                                           Title: President
                                                 ---------------------------
                                           Date: 2/4/87
                                                ----------------------------





           5200 Metcalf o P.O. Box 2981 o Overland Park, KS 66201 o
                        (913) 676-5950 o Telex 437024





                                    10.13-14

EMPL0YERS REASSURANCE CORPORATION
5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
A General Electric Financial Services Company


                                AMENDMENT NO. 5

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA of Austin, Texas, is hereby amended as follows:

Effective: January 1, 1988:

A. CITIZENS INSURANCE COMPANY OF AMERICA of Austin, Texas is hereby deleted and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with offices in Austin, Texas is hereby substituted therefor.

B. Article XVIII is hereby deleted and the following Article XVIII is hereby substituted therefor:

                                 ARTICLE XVIII

         TERMINATION. Either party may terminate this agreement by giving the other party and the Colorado Insurance Department not less than 90 days advance notice by registered mail stating the termination date.

         This agreement does not apply with respect to policies issued by the CEDING COMPANY to become effective on or after the termination date.

         The reinsurance afforded by this agreement applicable to each policy issued by the CEDING COMPANY to become effective prior to the termination date shall continue to apply thereto until the policy naturally expires.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed in triplicate.

CITIZENS COMPANY OF AMERICA               EMPLOYERS REASSURANCE CORPORATION

By: Alice M. Ellis                        By: /s/ D   Michael
    ------------------------                 --------------------------
Title: Vice President                     Title: Vice President
      ----------------------                    -----------------------
Date: 6/27/90                             Date: 6/1/90
     -----------------------                   ------------------------

By: /s/ R Doll                            By: Robert J. Wutant
   -------------------------                  -------------------------
Title: Exec. Vice Pres                    Title: Vice Pres
      ----------------------                    -----------------------
Date: 6/27/90                             Date: 6/1/90
      ----------------------                   ------------------------





                                    10.13-15

EMPL0YERS REASSURANCE CORPORATION
5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
A General Electric Financial Services Company


                                AMENDMENT NO. 6

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with offices in Austin, Texas, is hereby amended as follows:

I.       Effective March 1, 1982, Numbered Paragraph 5 is hereby deleted from
         Article I and the following paragraph is hereby substituted therefor:

         5. Accidental Death Benefits Excluded. The REINSURER and CEDING COMPANY do hereby agree that accidental death benefits shall not be reinsured under this agreement.

II. As respects policies issued by the CEDING COMPANY to become effective on or after January 1, 1983, this agreement shall apply to all individual life insurance policies written by the CEDING COMPANY (surnames commencing with any letter of the alphabet).

III. For purposes of Part V of Amendment No. 2, the reporting procedures and rates specified in the Self- Administered Automatic Reinsurance Agreement of January 1, 1982 between the CEDING COMPANY and Munich American Reinsurance Company shall include, but are not limited to, the following items:

         A. The premium refund for policies reduced or terminated during the second calendar year after issue shall not exceed 50% of the reinsurance premium paid.

         B. Substandard reinsurance premium for the second calendar year only shall be 150% of the premiums calculated.

         C. The CEDING COMPANY shall pay to the REINSURER the following percentages of the flat extras applicable to the life insurance reinsured hereunder:

                                                   Net Premium By Year
                                                   -------------------
Duration of Flat-Extra                             1st       2nd     Thereafter
----------------------                             ---       ---     ----------
More than 5 Years                                  0%       102.5%     90%
5 Years or Less                                    0%         135%     90%

         D. The CEDING COMPANY shall pay to the REINSURER the following percentages of the waiver of premium charges applicable to the life insurance reinsured hereunder:





                                    10.13-16

                                           Net Reinsurance
                 Policy Year               Premium
                 -----------               -------
                 1st                       0%
                 Thereafter                90%

         E. The REINSURER shall allow to the CEDING COMPANY the following commission on the payor benefit premium ceded hereunder:

                 Policy Year               Commission
                 -----------               ----------
                 1st                       100%
                 Thereafter                10%

         F. The life reinsurance premiums for reinsurance of joint whole life policies at standard or substandard rates shall for each insured be 85% of the premium applicable for an individual life as shown in Appendix 2 attached to Amendment No. 2 of this agreement. Such rate shall be applied to the Net Amount at risk for each individual.

                 In case of reinsurance under a joint whole life policy where the joint insureds die simultaneously or within 60 days of each other, thus requiring the CEDING COMPANY to pay twice the amount of life insurance insured under the joint whole life policy, the REINSURER shall for each of the joint lives reinsured pay the net amount at risk plus 50% of the terminal reserve used in calculating the net amount at risk in accordance with Article IV, Paragraph 1 of the above-described Munich treaty, relating to the amount reinsured on the respective life.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA                    EMPLOYERS REASSURANCE CORPORATION

By: Alice M. Ellis                             By: /s/ Robert J. Wutant
   -----------------------                        -------------------------
Title: Vice President                          Title: Vice President
      --------------------                            ---------------------
Date: 6/27/90                                  Date: 7/16/90
     ---------------------                          -----------------------

By: /s/ R Doll                                 By: Jan D M gh
   -----------------------                        -------------------------
Title: Exec. Vice Pres                         Title: SVP & Actuary
      --------------------                           ----------------------
Date: 6/27/90                                  Date: July 16, 1990
     ---------------------                          -----------------------





                                    10.13-17

EMPL0YERS REASSURANCE CORPORATION
5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
A General Electric Financial Services Company

                                AMENDMENT NO. 7

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with offices in Austin, Texas, is hereby amended as follows:

As respects claims incurred on or after July 1, 1990, this agreement shall apply with respect to the following policies, even though such policies were issued to become effective prior to the effective date of this agreement:

Insured                   Policy Number            Policy Date               Policy Face
-------                   -------------            -----------               -----------
Barbara Vonfeldt          7200301404               November 19, 1980         $100,000
David Meyring             7200301946               October 12, 1981          $100,000
James Koti                7200301515               February 10, 1981         $100,000
James Domenico            7200301692               August 15, 1981           $150,000
                          7200301403               November 19, 1980         $250,000
Daniel Vonfeldt           7200301446               December 15, 1980         $100,000

The reinsurance premium pertaining to the foregoing policies shall be computed using the rates contained in Exhibit II on a point in scale basis. It is further agreed that Mr. Vonfelt's policies are rated at Table 4 and the other policies described in this amendment are standard ratings.

Promptly after the execution of this amendment, the CEDING COMPANY shall pay to the REINSURER the unearned reinsurance premium hereunder as of July 1, 1990 applicable to the policies added to this agreement by this amendment.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA                EMPLOYERS REASSURANCE CORPORATION

By: Alice M. Ellis                           By: /s/ Robert J. Wutant
   ------------------------                     ----------------------------
Title: Vice President                        Title: Vice President
      ---------------------                        -------------------------
Date: 6/27/90                                Date: 7/16/90
     ----------------------                       --------------------------

By: /s/ R Doll                              By: Jan D M gh
   ------------------------                     ----------------------------
Title: Exec. Vice Pres                       Title: SVP & Actuary
      ---------------------                        -------------------------
Date: 6/27/90                                Date: July 16, 1990
     ----------------------                       --------------------------





                                    10.13-18

EMPL0YERS REASSURANCE CORPORATION
5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
A General Electric Financial Services Company

                                AMENDMENT NO. 8

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with offices in Austin, Texas, is hereby amended as follows:

I. As respects insurance becoming effective on and after June 1, 1991, the reinsurance afforded by this agreement shall apply to Single Premium Adjustable Life Insurance Policies written by the CEDING COMPANY on form number B04372S (9/90) in accordance with its Option to Discontinue Premium Payments rider form number B02771E (12/86), provided that, as respects such policies:

         A. The reinsurance premium for each policy shall be payable to the REINSURER on an annual basis at the beginning of each calendar year, except as respects the calendar year during which the policy is issued to become effective, the premium for which shall be due the REINSURER as of the policy effective date.

         B . The net amount at risk shall be calculated as of each policy's effective date and as of each January 1st thereafter and shall remain unchanged until the following January 1st.

         C. International business shall be reinsured at the rates specified in Appendix 2 and shall be subject to the additional rating indicated by Appendix 3-A.

         D. Each policy shall be reinsured beginning at and continuing from the point-in-scale rate reached by the plan being discontinued.

II. As respects policies newly issued by the CEDING COMPANY to become effective on or after June 1, 1991:

         A. The countries of Czechoslovakia and Poland are added to Appendix 3-A at 100% of the foreign standard rate.

         B. The Republic of South Africa and the republic of Israel are added to Appendix 3-A at 115% of the foreign standard rate.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA          EMPLOYERS REASSURANCE CORPORATION

By:  Alice M. Ellis                  By:  /s/ Robert J. Wutant
     --------------------                 ------------------------
Title: Vice President                Title: Vice President
      -------------------                  -----------------------
Date: 6/27/90                        Date: 7/16/90
     --------------------                 ------------------------
By: /s/ R Doll                       By: Jan D M gh
    ---------------------                -------------------------
Title: Exec. Vice Pres               Title: SVP & Actuary
      -------------------                  -----------------------
Date: 6/27/90                        Date: July 16, 1990
     --------------------                 ------------------------





                                    10.13-19

EMPL0YERS REASSURANCE CORPORATION

                         5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
                                       (913) 676 5950 - Facsimile (913) 676-5221

                                   A General Electric Financial Services Company

                                AMENDMENT NO. 9

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with offices in Austin, Texas, is hereby amended as follows:

As respects policies newly issued by the CEDING COMPANY to become effective on or after September 1, 1991, the country of Nicaragua is added to Appendix 3-A at 130% of the foreign standard rate.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA             EMPLOYERS REASSURANCE CORPORATION

By: F Dollar                            By: /s/ Robert J. Wutant
   --------------------------               -------------------------
Title: Exec. VP                          Title: Vice President
      -----------------------                  ----------------------
Date: 2/3/92                             Date: 1/22/92
     ------------------------                 -----------------------
By: /s/ R Doll                           By: Jan D M gh
   --------------------------                ------------------------
Title: Exec. Vice Pres                   Title: VP
      -----------------------                  ----------------------
Date: 2/3/92                             Date: 1/29/92
     ------------------------                 -----------------------





                                    10.13-20

L93-3625

EMPL0YERS REASSURANCE CORPORATION


                         5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
                                       (913) 676 5950 - Facsimile (913) 676-5221

                                   A General Electric Financial Services Company

                                AMENDMENT NO. 10

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with offices in Austin, Texas, is hereby amended as follows:

As respects policies issued by the CEDING COMPANY to become effective on or after July 1, 1993, the life retentions are deleted from Exhibit I, as amended by Amendment No. 2, and the following life retentions are substituted therefor:

         Business
         Classification           Life Retention
         --------------           --------------
         Domestic                 $75,000 plus 30% of remainder
         International            $75,000 plus 30% of remainder

The REINSURER acknowledges that the above specified 30% retention is being reinsured elsewhere.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA           EMPLOYERS REASSURANCE CORPORATION

By: F Dollar                          By:/s/ Pamela J. Bennett
   -------------------------             -------------------------
Title: President                      Title: AVP
      ----------------------                ----------------------
Date: 9/6/93                          Date: 8/25/93
     -----------------------               -----------------------
By: /s/ Mark Oliver                   By: Cross
   -------------------------             -------------------------
Title: VP & Treas                     Title: Pres.
      ----------------------                ----------------------
Date: 9/6/93                          Date: 8/27/93
     -----------------------               -----------------------





                                    10.13-21

L93-4913

EMPL0YERS REASSURANCE CORPORATION


                         5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
                                       (913) 676 5950 - Facsimile (913) 676-5221

                                   A General Electric Financial Services Company

                                AMENDMENT NO. 11

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with executive offices in Austin, Texas, is hereby amended as follows:

Effective November 10, 1993:

A. All provisions of this reinsurance agreement other than the arbitration provisions are subject to the laws of the State of Colorado.

B. In the event of the insolvency of the CEDING COMPANY, the arbitration provisions of this agreement shall also be subject to the laws of the State of Colorado.

C. The Insolvency Clause is deleted and the Insolvency Clause attached to this amendment is substituted therefor.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA        EMPLOYERS REASSURANCE CORPORATION

By: F Dollar                       By: /s/ Pamela J. Bennett
   ---------------------              -----------------------
Title: President                   Title: AVP
      ------------------                 --------------------
Date: 9/6/93                       Date: 8/25/93
     -------------------                ---------------------
By: /s/ Mark Oliver                By: Cross
   ---------------------              -----------------------
Title: VP & Treas                  Title: Pres.
      ------------------                 --------------------
Date: 9/6/93                       Date: 8/27/93
     -------------------                ---------------------





                                    10.13-22

                               INSOLVENCY CLAUSE

         The ceding insurer and the reinsurer agree that, in the event of the insolvency of the ceding insurer, as to all reinsurance made, ceded, renewed or otherwise becoming effective after the effective date of this agreement, the reinsurance shall be payable by the reinsurer on the basis of the amount of liability of the ceding insurer under the contract or contracts reinsured, without diminution because of the insolvency of the ceding insurer; furthermore, that such amount shall be paid directly to the ceding insurer or its liquidator, receiver or other statutory successor.

         It is understood and agreed, however, that the obligations of the ceding company as set forth in the reinsurance contract, including, among others, the duty to investigate, settle and defend all claims arising under policies with respect to which reinsurance is afforded by this agreement, shall remain unimpaired and unaffected by the insolvency of the ceding insurer and shall be assumed by the liquidator, receiver or statutory successor of the ceding insurer in the liquidation or receivership proceeding and that such liquidator, receiver or statutory successor shall give written notice to the reinsurer of the pendency of a claim against the ceding insurer on the policy reinsured within a reasonable time after such claim is filed in the insolvency proceeding and that during the pendency of such claim the reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the ceding insurer, its liquidator, receiver or statutory successor. The expense thus incurred by the reinsurer shall be chargeable, subject to court approval, against the insolvent ceding insurer as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding insurer solely as the result of the defense undertaken or asserted by the reinsurers

         Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense to such claim, the expense shall be apportioned in accordance with the terms of this reinsurance agreement as though such expense had been incurred by the ceding insurer.

         Nothing herein above set forth in this insolvency clause shall in any way change the relationship or status of the parties hereto, to wit, that of ceding insurer and reinsurers nor enlarge the obligations of either party to each other, except as specifically herein above provided, to wit, to pay the statutory successor on the basis of the amount of liability of the ceding insurer under the contract or contracts reinsured, rather than on the basis of the actual amount of loss (dividends) paid by the liquidator, receiver or statutory successor to allowed claimants, nor shall anything in this insolvency clause in any manner create any obligations or establish any rights against the reinsurer in favor of any third parties or any persons not parties to this reinsurance contract.



LIFE (8/88)





                                    10.13-23

                                                               Agreement No. 007
                                                               Amendment No. 012

                  AMENDMENT OF REINSURANCE AGREEMENT BETWEEN:

                     CITIZENS INSURANCE COMPANY OF AMERICA
                                (Ceding Company)

                                      and

                       EMPLOYERS REASSURANCE CORPORATION
                               (Assuming Company)

                              Agreement Number 007

                              Amendment Number 12

                            Effective Date: 03/01/82

                          Date of Execution: 09/07/82

                     Effective Date of Amendment: 09/01/94

                     Date of Amendment Execution: 10/1 7/94

  Type of Amendment: To change Table ratings acceptable as shown in Exhibit I

                 Agreement Type: Self-Administered Reinsurance

                         Underlying Risk: Ordinary Life

Statement of whether or not a Reinsurance Intermediary is involved in this transaction: There is no Reinsurance Intermediary involved in this transaction.

Statement of whether agreement meets the conditions of Section
10-3-805(4)(a)(III), C.R.S.: This amendment does not meet the conditions of
Section 10-3-805(4)(a)(III), C.R.S.

Statement as to whether agreement transfers existing in-force business: This amendment does not transfer in-force business.





                                    10.13-24

L94-3467
EMPL0YERS REASSURANCE CORPORATION

                         5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
                                       (913) 676 5950 - Facsimile (913) 676-5221

                                   A General Electric Financial Services Company

                                AMENDMENT NO. 12

The Automatic Yearly Renewable Tenn (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with executive offices in Austin, Texas, is hereby amended as follows:

As respects policies issued by the CEDING COMPANY to become effective on or after September 1, 1994, the Table ratings applicable to both domestic and international business which the REINSURER will accept automatically are changed from "1 - 4", as specified in Exhibit I, to "1 - 6".

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA           EMPLOYERS REASSURANCE CORPORATION

By: F Dollar                          By: /s/ Robert J. Wutant
   ----------------------                -------------------------
Title: President                      Title: Vice Pres
      -------------------                   ----------------------
Date: 10/17/94                        Date: 9/28/94
     --------------------                  -----------------------
By: /s/ Mark Oliver                   By: Pamela J. Bennett
   ----------------------                -------------------------
Title: VP & Treas                     Title: Asst VP
      -------------------                   ----------------------
Date: 10/17/94                        Date: 10/11/94
     --------------------                  -----------------------




                                    10.13-25

L94-4225
EMPL0YERS REASSURANCE CORPORATION
                         5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
                                       (913) 676 5950 - Facsimile (913) 676-5221

                                   A General Electric Financial Services Company

                                AMENDMENT NO. 13

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with executive offices in Austin, Texas, is hereby amended as follows:

I. As respects policies newly issued by the CEDING COMPANY to become effective on or after January 1, 1995:

         A. The following countries are deleted from the 100% foreign standard classification contained in Appendix 3-A, as amended:

                                  Czechoslovakia
                                  Poland
                                  Taiwan

         B. The following countries are deleted from the 115% foreign standard classification contained in Appendix 3-A, as amended:

                                  Israel
                                  Paraguay
                                  Uruguay

         C. The following countries are deleted from the 130% foreign standard classification contained in Appendix 3-A, as amended:

                                  Bolivia
                                  Colombia
                                  Honduras
                                  Guatemala
                                  Guiana (Fr, Br, Dutch)
                                  Nicaragua
                                  Peru
                                  Philippines
                                  Malaysia

         D. El Salvador is deleted from the 160% foreign standard classification contained in Appendix 3-A, as amended.





                                    10.13-26

II. In order to restate it as of January 1, 1995, Exhibit 3-A, as amended by Part I hereof, is deleted and the Exhibit 3-B attached to this amendment is substituted therefor.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA                 EMPLOYERS REASSURANCE CORPORATION

By: F Dollar                                By: /s/ Pamela J. Bennett
   -----------------------                     -------------------------
Title: Vice Chairman                        Title: AVP
      --------------------                        ----------------------
Date: 3/8/95                                Date: 2/27/95
     ---------------------                       -----------------------
By: /s/ Mark Oliver                         By: CJ Schneider
   -----------------------                     -------------------------
Title: EVP                                  Title: VP
      --------------------                        ----------------------
Date: 3/8/95                                Date: 3/1/95
     ---------------------                       -----------------------





                                    10.13-27

L95-0780
EMPL0YERS REASSURANCE CORPORATION


                         5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
                                       (913) 676 5950 - Facsimile (913) 676-5221

                                   A General Electric Financial Services Company

                               AMENDMENT NO.  14

The Automatic Yearly Renewable Tenn (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with executive offices in Austin, Texas, is hereby amended as follows:

Effective January 1, 1995:

A.       The following sentence is added to numbered paragraph 38:

         The REINSURER agrees to reimburse the CEDING COMPANY for each claim with respect to which this agreement affords indemnity within 45 days after the REINSURER receives proof which is satisfactory to the REINSURER that the CEDING COMPANY has paid the claim.

B.       The following paragraph is added as Article XIX:

                                  ARTICLE XIX

                 ENTIRE AGREEMENT. This agreement shall constitute the entire agreement between the parties with respect to the business being reinsured hereunder. There are no other understandings between the parties other than as expressed in this agreement. Any change or modification to this agreement shall be null and void unless made by amendment to this agreement and signed by both parties.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA            EMPLOYERS REASSURANCE CORPORATION

By:    F   Dollar                      By: /s/ CJ Schnied
   --------------------                   --------------------------
Title: Vice Chairman                   Title: VP
      -----------------                      -----------------------
Date: 4/12/95                          Date: 3/29/95
     ------------------                     ------------------------
By: /s/ Charles E. Melgar              By: Pamela J. Bennett
   --------------------                   --------------------------
Title: VP & Chief                      Title: AVP
      -----------------                      -----------------------
Date: 4/12/95                          Date: 4/1/95
     ------------------                     ------------------------





                                    10.13-28

L96-1835
EMPL0YERS REASSURANCE CORPORATION
                         5200 Metcalf o P. 0. Box 2981 o 0verland Park, KS 66201
                                       (913) 676 5950 - Facsimile (913) 676-5221

                                   A General Electric Financial Services Company

                                AMENDMENT NO. 15

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado Corporation with executive offices in Austin, Texas, is hereby amended as follows:

As respects policies newly issued by the CEDING COMPANY to become effective on or after April 1, 1996, Appendix I (attached to Amendment No. 2) is deleted and Appendix I -A attached to this amendment is substituted therefor.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA          EMPLOYERS REASSURANCE CORPORATION

By: F Dollar                         By: /s/ Peter R
   -----------------------               -----------------------------
Title: Vice Chairman                 Title: Asst. VP
      --------------------                 ---------------------------
Date: 5/13/96                        Date: 4/25/96
     ---------------------                ----------------------------
By: /s/ Mark Oliver                  By: John T Kirway
   -----------------------               -----------------------------
Title: Exec VP                       Title: VP
      --------------------                 ---------------------------
Date: 5/3/96                         Date: 4/25/96
     ---------------------                ----------------------------





                                    10.13-29

L98-0283
                                AMENDMENT NO. 16

The Automatic Yearly Renewable Term (NR) Life Reinsurance Agreement (No. 116A) of March 1, 1982, between EMPLOYERS REASSURANCE CORPORATION of Overland Park, Kansas and CITIZENS INSURANCE COMPANY OF AMERICA a Colorado corporation with executive offices in Austin, Texas, is hereby amended as follows:

As respects policies newly issued by the CEDING COMPANY to become effective on or after January 1, 1998:

A. The following countries are added to Exhibit 3 -B at II 5 % of the foreign standard rate:

         Bahrain
         Egypt
         Jordan
         Kuwait
         Oman
         Qatar
         United Arab Emirates

B. The automatic reinsurance limit applicable to each person is increased from $300,000, as indicated in Item 4 of Appendix I -A (attached to Amendment No. 15), to $500,000.

In all other respects not inconsistent herewith, said agreement shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this amendment to be executed in triplicate.

CITIZENS COMPANY OF AMERICA              EMPLOYERS REASSURANCE CORPORATION

By: F Dollar                             By: /s/ Pamela J. Bennett
   --------------------------               -----------------------------
Title: Vice Chairman                     Title: AVP
      -----------------------                  --------------------------
Date: 1/26/98                            Date: 22 January 1998
     ------------------------                 ---------------------------
By: /s/ Mark A. Oliver                   By: A.W. Bordon
   --------------------------              ------------------------------
Title: President                         Title: Assistant Vice President
      -----------------------                  --------------------------
Date: 1/26/98                            Date: January 15, 1998
     ------------------------                 ---------------------------





                                    10.13-30